BUSINESS COMBINATION - SCHEDULE OF PRO FORMA FINANCIAL INFORMATION (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition, Pro Forma Information [Abstract]
Revenue	$ 3,309,287	$ 3,157,893
Net earnings attributable to IAC shareholders	$ 155,599	$ 413,299
Basic earnings per share attributable to IAC shareholders (in usd per share)	$ 1.88	$ 4.96
Diluted earnings per share attributable to IAC shareholders (in usd per share)	$ 1.76	$ 4.67